SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------

         Date of Report (Date of earliest event reported): June 26, 1997

                               Stage Stores, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    000-21011                  76-0407711
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

                                10201 Main Street
                              Houston, Texas 77002

        (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (713) 667-5601

                                 Not Applicable
          (Former name or former address, if changed since last report)


                             Exhibit Index on page 4

                                Page 1 of 4 pages

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

        (a) On June 24, 1997, C.R. Anthony Company ("CRA") merged with and into Specialty Retailers, Inc., the registrant's wholly-owned subsidiary, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated March 5, 1997, between the registrant and CRA. CRA, an Oklahoma corporation, is a regional retailer of moderately priced family apparel operating primarily in smaller communities under the names "Anthonys" and "Anthonys Limited." CRA operated 238 stores in sixteen southwestern and Rocky Mountain states as of May 3, 1997. All of the stores operated by CRA offer value priced merchandise with a focus on name brand casual men's, women's and children's apparel and shoes.

        Pursuant to the Merger Agreement, the registrant shall issue .3992 shares of its common stock, par value $.01 per share, in exchange for each issued and outstanding share of common stock of CRA, other than shares held by persons exercising dissenter's rights in accordance with Section 1091 of the Oklahoma General Corporation Act, subject to the adjustment provided for under the Merger Agreement.

        (b) The nature of the business in which the assets were used by the person from whom acquired is the same as described in paragraph (a) of item 2 above. The registrant intends to continue such use of the acquired assets.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

        Incorporated by reference from CRA's annual report on Form 10-K for the year ended February 1, 1997 and the quarterly report on Form 10-Q for the quarter ended May 3, 1997.

        (b) PRO FORMA FINANCIAL INFORMATION

        Pro Forma Financial Statements of the Registrant are not available at this time and will follow as soon as possible, but not later than 60 days from the date hereof.

        (c) EXHIBITS

        See attached Exhibit Index for a list of Exhibits hereto.

                                Page 2 of 4 pages

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          STAGE STORES, INC.

                          By:    /s/ JERRY IVIE
                          Name:  Jerry Ivie
                          Title: Senior Vice President, Secretary and Treasurer


Dated:  July 2 1997

                                Page 3 of 4 pages

                                  EXHIBIT INDEX


  Exhibit No.                        Document                                    Page
---------------    --------------------------------------------      ----------------------------
2.1                Agreement and Plan of Merger, dated March 5,      Incorporated by reference to
                   1997, between the registrant and CRA                    Exhibit 2.1 of the
                                                                       registrant's Registration
                                                                     Statement on Form S-4 (File
                                                                            No. 333-27809)


2.2                First Amendment to Agreement and Plan of          Incorporated by reference to
                   Merger, dated May 20, 1997, between the               Exhibit 2.1 of the
                   registrant and CRA                                 registrant's Registration
                                                                     Statement on Form S-4 (File
                                                                            No. 333-27809)

                                      Page 4 of 4 pages